Exhibit 10.6
CONTRIBUTION, CONVEYANCE
AND ASSUMPTION AGREEMENT
BY AND AMONG
QUICKSILVER GAS SERVICES LP
QUICKSILVER GAS SERVICES GP LLC
COWTOWN GAS PROCESSING L.P.
COWTOWN PIPELINE L.P.
QUICKSILVER GAS SERVICES HOLDINGS LLC
QUICKSILVER GAS SERVICES OPERATING GP LLC
QUICKSILVER GAS SERVICES OPERATING LLC
QUICKSILVER RESOURCES INC.
AND
THE PRIVATE INVESTORS

CONTRIBUTION, CONVEYANCE
AND ASSUMPTION AGREEMENT
     This CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT, dated as of [___] [___], 2007, is entered into by and among QUICKSILVER GAS SERVICES LP, a Delaware limited partnership (“MLP”), QUICKSILVER GAS SERVICES GP LLC, a Delaware limited liability company (“MLP GP”), COWTOWN GAS PROCESSING L.P., a Delaware limited partnership (“Processing”), COWTOWN PIPELINE L.P., a Delaware limited partnership (“Pipeline”), QUICKSILVER GAS SERVICES HOLDINGS LLC, a Delaware limited liability company (“Holdings”), QUICKSILVER GAS SERVICES OPERATING GP LLC, a Delaware limited liability company (“OPGP”), QUICKSILVER GAS SERVICES OPERATING LLC, a Delaware limited liability company (“OLLC”), QUICKSILVER RESOURCES INC., a Delaware corporation (“QRI”), LITTLE HOSS COWTOWN PROCESSING PARTNERS, a Texas general partnership (“Little Hoss Cowtown Processing”), LITTLE HOSS COWTOWN PIPELINE PARTNERS, a Texas general partnership (“Little Hoss Cowtown Pipeline”; Little Hoss Cowtown Processing and Little Hoss Cowtown Pipeline are collectively referred to herein as “Little Hoss”), and LGS-Godley Investments, LLC, a Texas limited liability corporation (“LGS-Godley,” and together with Little Hoss, the “Private Investors”). The parties to this Agreement are collectively referred to herein as the “Parties.” Capitalized terms used herein shall have the meanings assigned to such terms in Section 1.1.
RECITALS
     WHEREAS, MLP GP and Holdings have formed MLP, pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), for the purpose of engaging in any business activity that is approved by MLP GP and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware LP Act.
     WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, the following actions have been taken prior to the date hereof:
     1. Processing, Pipeline and the Private Investors currently hold the interests in Cowtown Gas Processing Partners L.P. (“Processing Partners”) and Cowtown Pipeline Partners L.P. (“Pipeline Partners”) as set forth on Schedule I hereto.
     2. Processing and Pipeline formed Holdings, under the Delaware Limited Liability Company Act (the “Delaware LLC Act”); Processing contributed $500 to Holdings in exchange for a 50% member interest in Holdings; and Pipeline contributed $500 to Holdings in exchange for a 50% member interest in Holdings.
     3. Holdings formed OPGP, under the Delaware LLC Act, to which Holdings contributed $1,000 in exchange for all of the member interests in OPGP.
     4. Holdings formed MLP GP, under the Delaware LLC Act, and contributed $1,000 to MLP GP in exchange for all of the member interests in MLP GP.
     5. MLP GP and Holdings formed MLP, under the Delaware LP Act; MLP GP contributed $20.00 to MLP in exchange for a 2% general partner interest in MLP; and

Holdings contributed $980.00 to MLP in exchange for a 98% limited partner interest (the “Holdings Initial MLP Interest”) in MLP.
     6. MLP formed OLLC, under the Delaware LLC Act, and contributed $1,000 to OLLC in exchange for all of the member interests in OLLC.
     7. Pipeline contributed its 1% general partner interest and 92% limited partner interest in Pipeline Partners to Holdings in exchange for units representing a 53% member interests in Holdings.
     8. Processing contributed its 1% general partner interest and 94% limited partner interest in Processing Partners to Holdings in exchange for units representing a 47% member interests in Holdings.
     9. Holdings contributed its 1% general partner interests in each of Pipeline Partners and Processing Partners to OPGP in exchange for a continuation of its member interests in OPGP.
     10. MLP borrowed approximately $0.3 million under the $150 million revolving credit facility.
     WHEREAS, concurrently with the consummation of the transactions contemplated hereby (the “Closing”), each of the following matters shall occur:
     1. Holdings will contribute to MLP GP part of its limited partner interests in each of Pipeline Partners and Processing Partners with an aggregate value equal to 2% of the equity value of MLP immediately after the Closing (the “Interests”), as a capital contribution.
     2. MLP GP will convey the Interests to MLP in exchange for (a) 469,944 general partner units representing a continuation of its 2% general partner interest in MLP and (b) the issuance to MLP GP of all of the incentive distribution rights (the “IDRs”) of MLP.
     3. Holdings will convey all of its member interests in OPGP and the rest of its limited partner interests in each of Pipeline Partners and Processing Partners to MLP in exchange for (a) 11,513,625 Subordinated Units in MLP and 5,696,752 Common Units in MLP (representing an aggregate 73.2% limited partner interest) and (b) the right to receive $162.1 million for reimbursement of certain capital expenditures.
     4. Little Hoss will (a) convey all of its limited partner interests in each of Pipeline Partners and Processing Partners (as set forth on Schedule I hereto) to MLP, and (b) assign and transfer to MLP, and waive and relinquish, all of its rights, claims and interests in and to the Redemption Agreements (as defined below), in exchange for (x) 684,668 Common Units in MLP (representing a 3.0% interest) and (y) the right to receive $6,449,180 for reimbursement of certain capital expenditures.
     5. LGS-Godley will (a) convey all of its limited partner interests in Pipeline Partners (as set forth on Schedule I hereto) to MLP, and (b) assign and transfer to MLP, and waive and relinquish, all of its rights, claims and interests in and to the CPP Redemption

Agreement (as defined below), in exchange for (x) 132,204 Common Units in MLP (representing a .5% interest) and (y) the right to receive $1,245,290 for reimbursement of certain capital expenditures
     6. The public, through the Underwriters, will contribute $93.0 million in cash, less the Underwriters’ discount of $7.0 million, in exchange for 5,000,000 Common Units in MLP (representing a 21.3% interest).
     7. MLP will (a) pay transaction expenses associated with the transactions contemplated by this Agreement in the amount of approximately $3.0 million (exclusive of the Underwriters’ discount), (b) distribute $112.1 million in cash and a $50.0 million subordinated note payable to Holdings for reimbursement of certain capital expenditures and (c) distribute $7.7 million to the Private Investors for reimbursement for certain capital expenditures.
     8. MLP will convey to OLLC, as a capital contribution, its limited partner interests in each of Pipeline Partners and Processing Partners and all of the member interests in OPGP (the “OPGP Interests”).
     9. MLP will redeem from Holdings and retire the Holdings Initial MLP Interest in exchange for a payment in cash to Holdings of $980.00.
     10. The agreements of limited partnership and the limited liability company agreements of the aforementioned entities will be amended and restated to the extent necessary to reflect the matters and transaction mentioned in this Agreement.
     WHEREAS, within 30 days of the Closing, if the Underwriters exercise their option to purchase up to an additional 750,000 Common Units (the “Option”), MLP shall use proceeds of that exercise, net of the applicable Underwriters’ discount, to redeem a number of Common Units owned by QRI equal to the number of Common Units sold pursuant to the exercise of the Option;
     NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:
ARTICLE 1
DEFINITIONS
     Section 1.1 The following capitalized terms shall have the meanings given below.
     (a) “Agreement” means this Contribution, Conveyance and Assumption Agreement.
     (b) “Common Unit” has the meaning assigned to such term in the Partnership Agreement.

     (c) “CGPP Redemption Agreement” means the Redemption Agreement, dated April 3, 2006, by and between Little Hoss Ranch Partners, L.P. and Cowtown Gas Processing Partners L.P.
     (d) “CPP Redemption Agreement” means the Redemption Agreement, dated April 3, 2006, by and among Little Hoss Ranch Partners, L.P., LGS-Godley Ranch Co. and Cowtown Pipeline Partners L.P.
     (e) “Effective Time” shall mean 8:00 a.m. New York, New York time on the date of the consummation of the Offering.
     (f) “IDRs” means “Incentive Distribution Rights” as such term is defined in the Partnership Agreement.
     (g) “MLP” has the meaning assigned to such term in the opening paragraph of this Agreement.
     (h) “Offering” means the initial public offering by MLP of Common Units.
     (i) “Omnibus Agreement” means that certain Omnibus Agreement of even date herewith, among MLP, MLP GP and QRI.
     (j) “Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of Quicksilver Gas Services LP dated as of the Effective Date.
     (k) “Partnership Group” has the meaning assigned to such term in the Omnibus Agreement.
     (l) “Redemption Agreements” means, collectively, the CGPP Redemption Agreement and the CPP Redemption Agreement.
     (m) “Registration Statement” means the registration statement on Form S-1 (Registration No. 333-140599) filed by MLP relating to the Offering, as amended.
     (n) “Subordinated Unit” has the meaning assigned to such term in the Partnership Agreement.
     (o) “Underwriters” means UBS Securities LLC, Goldman, Sachs & Co. and [___].
     (p) “Underwriting Agreement” means the underwriting agreement dated [___] [___], 2007 among MLP, MLP GP and QRI on the one hand, and the Underwriters on the other hand, relating to the Offering.

ARTICLE 2
CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS
     Section 2.1 Contribution by Holdings of the Interests to MLP GP. Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP GP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Interests, as a capital contribution, for good and valuable consideration, the sufficiency of which is hereby acknowledged, and MLP GP hereby accepts the Interests as a contribution to the capital of MLP GP.
     Section 2.2 Contribution by MLP GP of the Interests to MLP. MLP GP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Interests, as a capital contribution, in exchange for (a) a continuation of its 2% general partner interest in MLP, (b) the issuance by MLP to MLP GP of the IDRs and (c) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and MLP hereby accepts the Interests as a contribution to the capital of MLP.
     Section 2.3 Contribution by Holdings of the OPGP Interests to MLP. Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the OPGP Interests and the remaining limited partner interests in each of Pipeline Partners and Processing Partners in exchange for (a) the issuance by MLP to Holdings of 11,513,625 Subordinated Units, representing 49.0% interest in MLP, (b) the issuance by MLP to Holdings of 5,696,752 Common Units, representing a 24.2% interest in MLP, (c) the right to receive $162.1 million for reimbursement of certain capital expenditures and (d) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and MLP hereby accepts the OPGP Interests and the remaining limited partner interests in each of Pipeline Partners and Processing Partners as a contribution to the capital of MLP and agrees to be bound by the terms of the Limited Liability Company Agreement of OPGP as its sole member.
     Section 2.4 Contribution by Little Hoss of Limited Partner Interest in each of Pipeline Partners and Processing Partners to MLP. Little Hoss hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to its limited partner interests in each of Pipeline Partners and Processing Partners, as set forth on Schedule I hereto, in exchange for (a) the issuance by MLP to Little Hoss of 684,668 Common Units, representing a 3.0% interest in MLP, (b) the right to receive $6,449,180 for reimbursement of certain capital expenditures and (c) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and MLP hereby accepts such limited partner interests as a contribution to the capital of MLP, and, effective as of the completion of the conveyance to MLP of the limited partner interests in each of Pipeline Partners and Processing Partners and Sections 2.4 and 2.7 of this Agreement, agrees to be bound by the terms of the Limited Partnership Agreement of each of Pipeline Partners and Processing Partners with respect to the limited partner interests in Pipeline Partners and Processing Partners so conveyed to MLP.

     Section 2.5 Contribution by LGS-Godley of Limited Partner Interest in Pipeline Partners to MLP. LGS-Godley hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to its limited partner interests in Pipeline Partners, as set forth on Schedule I hereto, in exchange for (a) the issuance by MLP to LGS-Godley of 132,204 Common Units, representing a .5% interest in MLP, (b) the right to receive $1,245,290 for reimbursement of certain capital expenditures and (c) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and MLP hereby accepts such limited partner interests as a contribution to the capital of MLP, and, effective as of the completion of the conveyance to MLP of the limited partner interest in Pipeline Partners and Sections 2.4 and 2.7 of this Agreement, agrees to be bound by the terms of the Limited Partnership Agreement of Pipeline Partners with respect to the limited partner interest in Pipeline Partners so conveyed to MLP.
     Section 2.6 Waiver of Private Investors’ Redemption Rights. The Parties acknowledge that, in partial consideration for the consideration to be received by the Private Investors pursuant to Sections 2.4 and 2.5 above, each of the Private Investors assigns and transfers to MLP, and waives and relinquishes, any and all rights, claims and interests under the Redemption Agreements.
     Section 2.7 Underwriters’ Cash Contribution. The Parties acknowledge that the Underwriters have, pursuant to the Underwriting Agreement, made a capital contribution to MLP of approximately $100.0 million in cash ($93.0 million net to MLP after the underwriting discount of $7.0 million) in exchange for the issuance by MLP to the Underwriters of 5,000,000 Common Units, representing an 21.3% interest in MLP.
     Section 2.8 Payment of Transaction Costs. The Parties acknowledge (a) the payment by MLP, in connection with the Closing, of transaction expenses in the amount of approximately $3.0 million (exclusive of the Underwriters’ discount), (b) the distribution of $112.1 million in cash and a $50.0 million subordinated note payable to Holdings for reimbursement of certain capital expenditures and (c) the distribution of $7.7 million to the Private Investors for reimbursement of certain capital expenditures.
     Section 2.9 Redemption of Holdings Initial MLP Interest. MLP hereby agrees to redeem from Holdings and agrees to retire the Holdings Initial MLP Interest in exchange for a payment in cash to Holdings of $980.00.
ARTICLE 3
ADDITIONAL TRANSACTIONS
     Section 3.1 Purchase of Additional Common Units. If the Option is exercised in whole or in part, the Underwriters will contribute additional cash to MLP in exchange for up to an additional 750,000 Common Units on the basis of the initial public offering price per Common Unit set forth in the Registration Statement, net of underwriting discounts and fees.

     Section 3.2 Redemption of Common Units. MLP hereby agrees to redeem a number of Common Units held by QRI equal to the number of Common Units issued to the public, through the Underwriters, upon exercise of the Option, if any, at a redemption price per Common Unit equal to the initial public offering price per Common Unit set forth in the Registration Statement, net of underwriting discounts and fees.
ARTICLE 4
FURTHER ASSURANCES
     Section 4.1 Further Assurances. From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, or (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.
     Section 4.2 Other Assurances. From time to time after the Effective Time, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement. Without limiting the generality of the foregoing, the Parties acknowledge that the Parties have used their good faith efforts to attempt to identify all of the assets being contributed to MLP or its subsidiaries as required in connection with the Offering. It is the express intent of the Parties that MLP or its subsidiaries own all assets necessary to operate the assets that are identified in this Agreement and in the Registration Statement. To the extent any assets were not identified but are necessary to the operation of assets that were identified, then the intent of the Parties is that all such unidentified assets are intended to be conveyed to the appropriate members of the Partnership Group. To the extent such assets are identified at a later date, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate members of the Partnership Group. Likewise, to the extent that assets are identified at a later date that were not intended by the Parties to be conveyed as reflected in the Registration Statement, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate Party.
ARTICLE 5
EFFECTIVE TIME
     Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article 2 or Article 3 of this Agreement shall be operative or have any effect until the Effective Time, at which time all the provisions of Article 2 and Article 3 of this Agreement shall be effective and operative in accordance with Article 6, without further action by any Party hereto.

ARTICLE 6
MISCELLANEOUS
     Section 6.1 Order of Completion of Transactions. The transactions provided for in Article 2 and Article 3 of this Agreement shall be completed immediately following the Effective Time in the following order: first, the transactions provided for in Article 2 shall be completed in the order set forth therein; and second, following the completion of the transactions as provided in Article 2, the transactions, if they occur, provided for in Article 3 shall be completed.
     Section 6.2 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.
     Section 6.3 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.
     Section 6.4 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.
     Section 6.5 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the Parties hereto.
     Section 6.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.
     Section 6.7 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.
     Section 6.8 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an Amendment to this Agreement.
     Section 6.9 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. This document and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties hereto after the date of this Agreement.
     Section 6.10 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.
[Signature page follows]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties hereto as of the date first above written.

QUICKSILVER GAS SERVICES LP By: Quicksilver Gas Services GP LLC, its general partner
By:
Name:
Title:

QUICKSILVER GAS SERVICES GP LLC
By:
Name:
Title:

QUICKSILVER GAS SERVICES HOLDINGS LLC
By:
Name:
Title:

QUICKSILVER GAS SERVICES OPERATING GP LLC
By:
Name:
Title:

QUICKSILVER GAS SERVICES OPERATING LLC
By:
Name:
Title:

COWTOWN GAS PROCESSING L.P. By: Cowtown Pipeline Management, Inc., its general partner
By:
Name:
Title:

COWTOWN PIPELINE L.P. By: Cowtown Pipeline Management, Inc., its general partner
By:
Name:
Title:

QUICKSILVER RESOURCES INC.
By:
Name:
Title:

LITTLE HOSS COWTOWN PROCESSING PARTNERS By: AEM Ranch, L.L.C., managing partner
By:
Ardon E. Moore
President

LITTLE HOSS COWTOWN PIPELINE PARTNERS By: AEM Ranch, L.L.C., managing partner
By:
Ardon E. Moore
President

LGS-GODLEY INVESTMENTS, LLC
By:
Charles L. Geren
President

Schedule I
Cowtown Gas Processing Partners L.P. Ownership

Partners Name	Partner’s Sharing Percentage *	Units

General Partner:

Cowtown Gas Processing L.P.	1%	N/A

Limited Partners:

Cowtown Gas Processing L.P.	94%	475

Little Hoss Cowtown Processing Partners	5%	25
Cowtown Pipeline Partners L.P. Ownership

Partners Name	Partner’s Sharing Percentage *	Units

General Partner:

Cowtown PipelineL.P.	1%	N/A

Limited Partners:

Cowtown Pipeline L.P.	92%	465

Little Hoss Cowtown Pipeline Partners	5%	25

LGS-Godley Investments, LLC	2%	10

*	Partner’s Sharing Percentage is determined as follows: (Units owned divided by total Units outstanding) x 99%